                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 7, 2006
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   333-119366             04-3321804
------------------------------   -------------------  -------------------------
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)      Identification Number)

                          ONE GATEWAY CENTER, SUITE 504
                                NEWTON, MA 02458
                    (Address of principal executive offices)

                                 (617) 244-1616
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written  communications  pursuant to Rule 425 under the  Securities  Act
       (17 CFR 230.425)

[ ]    Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

         On March 7, 2006, we issued 11,154,073 shares of our common stock and warrants to purchase 8,365,542 shares of our common stock pursuant to a securities purchase agreement dated March 2, 2006 with 39 accredited investors for aggregate gross proceeds of $15,058,005. The warrants are exercisable until
March 7, 2011 at an exercise price of $2.50 per share.

         We are required to register the resale of the shares of common stock sold in the offering and issuable upon exercise of the warrants. We are required to file the registration statement with the SEC within 30 days after the closing and use our best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the "Securities Act"), within 120 days after the closing of the offering. We are required to use our best efforts to keep the registration statement continuously effective under the
Securities Act until the earlier of the date when all the registrable securities covered by the registration statement have been sold or the second anniversary of the closing. In the event that the registration statement is not filed or declared effective when due, we are obligated to pay the investors liquidated damages in the amount of 1% of the purchase price for each month in which we are in default.

         Oppenheimer & Co., Inc. acted as the placement agent and Rodman &
Renshaw, LLC acted as the sub-placement agent in connection with the offering.
The aggregate commissions payable to Oppenheimer and Rodman & Renshaw in connection with the private placement were approximately $1,000,000. In addition, we issued them warrants to purchase 669,244 shares of common stock identical to those sold to the investors.

         The shares of common stock and common stock purchase warrants were offered and sold without registration under the Securities Act in reliance upon the exemption provided by Section 4(2) and/or Rule 506 of Regulation D. However,
the securities purchase agreement requires us to subsequently register the resale of the shares with the SEC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             Number   Description

             99.1     Press release dated March 7, 2006 entitled "Novelos
                      Therapeutics Closes $15 Million Private Placement"

             99.2     Form of Securities Purchase Agreement dated March 2, 2006
                      (filed as Exhibit 99.2 to our current report on Form 8-K
                      filed with the SEC on March 3, 2006 and incorporated
                      herein by reference)

             99.3     Form of Common Stock Purchase Warrant dated March 2006
                      (filed as Exhibit 99.3 to our current report on Form 8-K
                      filed with the SEC on March 3, 2006 and incorporated
                      herein by reference)

             99.4     Placement Agent Agreement with Oppenheimer & Co. Inc.
                      dated December 19, 2005 (filed as Exhibit 99.4 to our
                      current report on Form 8-K filed with

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                     the SEC on March 3, 2006 and incorporated herein by
                     reference)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2006                NOVELOS THERAPEUTICS, INC.

                                     By: /s/  Harry S. Palmin
                                         ----------------------------------
                                         Name:  Harry S. Palmin
                                         Title: President and Chief
                                                Executive Officer

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                                  EXHIBIT INDEX

NUMBER       DESCRIPTION

99.1         Press release dated March 7, 2006 entitled "Novelos  Therapeutics
             Closes $15 Million Private Placement"

99.2         Form of Securities Purchase Agreement dated March 2, 2006
             (filed as Exhibit 99.2 to our current report on Form 8-K filed with the SEC on March 3, 2006 and incorporated herein by
             reference)

99.3         Form of Common Stock Purchase Warrant dated March 2006 (filed as
             Exhibit 99.3 to our current report on Form 8-K filed with the SEC on March 3, 2006 and incorporated herein by reference)

99.4         Placement Agent Agreement with Oppenheimer & Co. Inc. dated
             December 19, 2005 (filed as Exhibit 99.4 to our current report on
             Form 8-K filed with the SEC on March 3, 2006 and incorporated herein by reference)

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